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                                                                    EXHIBIt 23.a


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report, dated March 26, 1999, incorporated by reference in Southwest Gas Corporation's Annual Report on Form 10-K for the year ended December 31, 1998, incorporated by reference in this Form 8-K into ONEOK, Inc.'s previously filed Registration Statement File No.'s 333-41265, 333-41267, 333-41263, 333-41269,
333-44915 and 333-57433.

                                               /s/ Arthur Andersen LLP

Las Vegas, Nevada
April 15, 1999